SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	December 26, 1997


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of August 1, 1997, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1997-NC5)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-22559  	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On December 26, 1997 a scheduled distribution was made from the Trust
		to holders of the Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated December 26, 1997.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5
			if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated December 26, 1997.




SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1997-NC5

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                12/26/97


               Beginning                                         Ending
               Certificate    Principal    Interest     Realized Certificate
ClassCusip     Balance*       Distribution Distribution Losses   Balance
A    79548KYF9 134,624,000.00 1,575,770.45   704,831.43     0.00 133,048,229.55
M-1  79548KYG7  15,602,000.00         0.00    84,640.85     0.00  15,602,000.00
M-2  79548KYH5  16,940,000.00         0.00    95,546.31     0.00  16,940,000.00
M-3  79548KYJ1   7,578,000.00         0.00    45,678.50     0.00   7,578,000.00
CE          NA   3,566,787.58         0.00   411,890.99     0.00   3,566,787.58
R-III79548KYM4         100.00       100.00         0.78     0.00           0.00
Total          178,310,887.58 1,575,870.45 1,342,588.86     0.00 176,735,017.13



           AMOUNTS PER $1,000 UNIT                        PASS THROUGH RATES

                                           Ending                Current
     Principal    Interest    Total        Certificate  Realized Pass-Through
ClassDistribution DistributionDistribution Balance      Losses   Interest Rate
A    11.704974       5.235556    16.940530   988.295026 0.000000        6.08000%
M-1     0.0000       5.425000     5.425000   1000.00000 0.000000        6.30000%
M-2     0.0000       5.640278     5.640278   1000.00000 0.000000        6.55000%
M-3     0.0000       6.027778     6.027778   1000.00000 0.000000        7.00000%
CE      0.0000     115.479540   115.479540   1000.00000 0.000000        2.77195%
R-III1000.0000       7.800000  1007.800000      0.00000 0.000000        6.08000%



Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                  74,296.29
TRUSTEE FEES                                   1,857.41

Section 4.02 (iv.)
P&I ADVANCES                  Total Advance   92,627.00
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:     26-Dec-97
               Stated Principal Balance of Mortgage Loans        176,735,017.13
               Stated Principal Balance of REO Properties                  0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
               Number of Loans                                            1,485
               Aggregate Principal Balance as of the Due Date    176,735,017.13
               Weighted Average Remaining Term to Maturity                  357
               Weighted Average Mortgage Rate                           9.54788%

                                                                 Unpaid
Section 4.02 (vii.)                                              Principal
DELINQUENCY INFORMATION                                 Number   Balance
               30-59 days delinquent                           0           0.00
               60-89 days delinquent                           0           0.00
               90 or more days delinquent                      0           0.00
               Foreclosure proceedings have commenced          0           0.00
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION Loans that became REO properties in the
                preceding calendar month:
                                           Unpaid       Stated
                                           Principal    Principal
                              Loan Number  Balance      Balance


Section 4.02 (ix.)            Total Book Value of REO Properties:          0.00
REO BOOK VALUES

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
               Aggregate Amount of Principal Prepayments
                                           Curtailments                7,763.67
                                           Payments in Full        1,475,437.56

               REO Principal Amortization                                  0.00

Section 4.02 (xi.)            Realized Losses that were incurred during the
REALIZED LOSSES               related Prepayment Period:

                              Total Realized Losses         0.00
                              Which Include:
                              Extraordinary Losses          0.00
                              Fraud Losses                  0.00
                              Special Hazard Losses         0.00
                              Bankruptcy Losses             0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:                         0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                         Certificate
                                           Factor
                              Class A          0.988295
                              Class M-1        1.000000
                              Class M-2        1.000000
                              Class M-3        1.000000
                              Class CE         0.991162

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                                           Reduction from the Allocation of:
               Interest       Interest     Prepayment            Relief Act
               Distribution   Carry ForwardInterest     Realized Interest
               Amount         Amount       Shortfalls   Losses   Shortfalls
     A             704,831.43         0.00         0.00     0.00           0.00
     M-1            84,640.85         0.00         0.00     0.00           0.00
     M-2            95,546.31         0.00         0.00     0.00           0.00
     M-3            45,678.50         0.00         0.00     0.00           0.00
     CE            411,890.99           NA         0.00     0.00           0.00
     TOTAL       1,342,588.08         0.00         0.00     0.00           0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:                0.00


Section 4.02 (xvii.)
                              Relief Act Interest Shortfall                0.00

Section 4.02 (xviii.)         Fraud Loss Amount                    5,349,332.63
                              Bankruptcy Amount                      100,000.00
                              Special Hazard Amount                3,000,000.00

Section 4.02 (xix.)           Required Overcollateralized Amount   3,566,787.58
                              Credit Enhancement Percentage            24.71881%

Section 4.02 (xx.)
               Overcollateralization Increase Amount                       0.00

Section 4.02 (xxi.)
               Overcollateralization Reduction Amount                      0.00

Section 4.02 (xxii.)
PASS THROUGH RATE
                              A                 6.08000% 6.45500%
                              M-1               6.30000% 6.67500%
                              M-2               6.55000% 6.92500%
                              M-3               7.00000% 7.37500%
                              CE                2.77195%


PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                         411,890.99

               Delinquency Percentage                                   0.00000%

               Stepdown Date Occurrence                 NO
               Trigger Event Occurrence                 NO









SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	December 31, 1997